SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Northern Lights Fund Trust

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Athena Value Fund

a series of

Northern Lights Fund Trust

17605 Wright Street

Omaha, Nebraska 68130

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held [MEETING DATE]

Dear Shareholders:

The Board of Trustees of Northern Lights Fund Trust (the “Trust”), an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of Athena Value Fund (the “Fund), to be held at the offices of the Trust’s administrator, Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on [MEETING DATE] at [TIME], Eastern time, for the following purposes:

1. To approve a new subadvisory agreement between Princeton Fund Advisors, LLC, the Fund’s adviser, and AthenaInvest Advisors LLC. No investment advisory or subadvisory fee increase is proposed.

2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on [RECORD DATE] are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on [MEETING DATE].

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed new subadvisory agreement) and Proxy Voting Ballot are available at [www.proxyonline.com].

By Order of the Board of Trustees

James P. Ash, Esq., Secretary

[PROXY DATE]

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, by calling the number listed on your proxy card, by faxing it to the number listed on your proxy card, or via internet as indicated in the voting instruction materials whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

Athena Value Fund

a series of

Northern Lights Fund Trust

with its principal offices at

17605 Wright Street

Omaha, Nebraska 68130

____________

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held [MEETING DATE]

____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of Northern Lights Fund Trust (the “Trust”) on behalf of Athena Value Fund (the “Fund”), for use at a special meeting of shareholders of the Trust (the “Meeting”) to be held at the offices of the Trust’s administrator, Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on [MEETING DATE] at [TIME], Eastern time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about [PROXY MAIL DATE].

The Meeting has been called by the Board for the following purposes:

1.	To approve a new subadvisory agreement between Princeton Fund Advisors, LLC, the Fund’s adviser, and AthenaInvest Advisors LLC. No investment advisory or subadvisory fee increase is proposed.

2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on [RECORD DATE] (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of the Fund’s most recent annual and semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to the Fund, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 or by calling [1-866-672-3863].

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PROPOSAL I

APPROVAL OF A NEW SUBADVISORY AGREEMENT BETWEEN

PRINCETON FUND ADVISORS, LLC AND ATHENAINVEST ADVISORS LLC

Background

Since the Fund’s inception through May 15, 2016, AthenaInvest Advisors LLC (“Athena”) served as the Fund’s investment subadviser pursuant to a subadvisory agreement (the “Prior Agreement”) between Athena and Princeton Fund Advisors, LLC (“Princeton”), the Fund’s investment adviser. Athena is a wholly-owned subsidiary of AthenaInvest, Inc. (the “Parent”).

Effective May 16, 2016, a transaction (the “Transaction”) occurred in which Lazarus Investment Holdings LLC (“Lazarus”) acquired 44.9% of the voting securities of the Parent. Prior to the closing of the Transaction, Lazarus had no ownership interest in the Parent, Athena or any of their affiliates.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a transaction that results in a person acquiring, either directly or through one or more controlled companies, more than 25% the voting securities of an investment adviser is presumed to constitute a “change in control” of the adviser. The 1940 Act further states that a change in control of an investment adviser causes the adviser’s investment advisory agreement to be “assigned,” which results in the automatic termination of the agreement by the agreement’s terms as required by the 1940 Act. The Transaction, once it closed, constituted a “change in control” of Athena for purposes of the 1940 Act and caused the “assignment” and resulting termination of the Prior Agreement.

In order for Athena to recommence its role as subadviser to the Fund, the Trustees are requesting that shareholders approve a new investment subadvisory agreement between Princeton and Athena (the “New Agreement”). The 1940 Act requires that investment subadvisory agreements such as the New Agreement be approved by a vote of a majority of the outstanding shares of the Fund. Therefore, shareholders are being asked to approve the proposed New Agreement. Approval of the New Agreement will not raise the fees paid by the Fund or the Fund’s shareholders. Athena believes the Transaction will not cause a decrease in the quality of services to be provided by Athena under the New Agreement. Before the closing of the Transaction, the Fund’s portfolio managers were C. Thomas Howard and Andrew C. Howard, each of whom served as the Fund’s portfolio managers since inception. Since the closing of the Transaction, Greg D. Anderson and John L. Sabre, each of whom are Managers of Princeton, have served as the Fund’s portfolio managers. Once the New Subadvisory Agreement is approved, both C. Thomas Howard and Andrew C. Howard will recommence serving the Fund as portfolio managers, and at the same time, Mr. Anderson and Mr. Sabre will cease serving the Fund as portfolio managers.

The New Agreement is similar in all material respects to the Prior Agreement, except that the date of its execution, effectiveness, and expiration are changed. The effective date of the New Agreement will be the date shareholders of the Fund approve the New Agreement.

The Subadvisory Agreements

The Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (“Independent Trustees”), originally approved the Prior Agreement at a meeting held on February 25-26, 2015. Under the terms of the Prior Agreement, Athena was entitled to receive 40% of the net advisory fee payable to Princeton after payment of certain expenses. Athena is entitled to receive the same level of compensation under the New Agreement. Under the New Agreement (like the

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Prior Agreement), Athena, at its expense, and subject to the Fund’s investment objectives, policies, and restrictions and such policies as the Trustees or Princeton may determine, will (i) monitor on a continuous basis the performance of Fund assets allocated to Athena (“Subadviser Assets”); and (ii) conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Subadviser Assets.

With respect to the Fund, the New Agreement:

1.	provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by (i) the Board or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval;

2.	automatically terminates on assignment;

3.	is terminable on not more than 60 days’ notice by the Board, the Fund or Princeton; and

4.	may be terminated upon 60 days’ notice by Athena given to the Trust and Princeton.

The New Agreement, like the Prior Agreement, provides that Athena shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Subject to shareholder approval, Princeton will enter into the New Agreement with Athena. If the New Agreement with Athena is not approved by shareholders, the Board and Princeton will consider other options, including a new or modified request for shareholder approval of the New Agreement.

The New Agreement is attached as Exhibit A. You should read the New Agreement. The description in this Proxy Statement of the New Agreement is only a summary.

Information Concerning Athena

Athena is a Colorado limited liability company located at 5340 S. Quebec Street, Suite 365-N, Greenwood Village, Colorado 80111. The names, addresses, and principal occupations of the principal executive officers and controlling stakeholders of Athena as of the date of this Proxy Statement are set forth below:

Name and Address*:	Principal Occupation:
Charles Thomas Howard	CEO and Chief Compliance Officer
AthenaInvest, Inc.	Controlling Member of Athena
Lazarus Investment Holdings LLC	Controlling Shareholder of AthenaInvest, Inc.

*The address of each principal executive officer and controlling stakeholder is c/o AthenaInvest Advisors LLC, 5340 S. Quebec Street, Suite 365-N, Greenwood Village, Colorado 80111.

During the fiscal period ended October 31, 2015, under the Prior Agreement, the Fund incurred investment advisory fees of $9,220, of which a portion would have been payable to Athena as the Fund’s subadviser. However, all advisory and subadvisory fees were waived for the period.

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Athena also serves as investment subadviser to AdvisorShares Athena High Dividend ETF (“AAHD”), a series of AdvisorShares Trust. AAHD had $[___] in assets as of [June 1, 2016]. The adviser to AAHD receives an annual advisory fee of 0.80% of AAHD’s average daily net assets, out of which it pays Athena an annual subadvisory fee equal to 0.40% of AAHD’s average daily net assets. The adviser to AAHD has, at least until November 1, 2016, contractually agreed to reduce its fees and reimburse expenses in order to keep net expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) from exceeding 0.99% of AAHD’s average daily net assets.

Evaluation by the Board of Trustees

At the Board Meeting, the Trustees considered the approval of a subadvisory agreement between Athena and Princeton, with respect to the Athena Value Fund. The Trustees were assisted by legal counsel throughout the sub-advisory agreement review process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the sub-advisory agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the sub-advisory agreement.

Nature, Extent and Quality of Services. The Trustees noted that the sub-adviser was founded in 2005 and manages discretionary and non-discretionary assets of approximately $315 million. They further noted the range of investment services provided by the sub-adviser, including providing various investment strategies to its separately managed accounts and unified managed accounts, in addition to serving as a sub-adviser to several institutional clients including exchange traded funds. The Trustees reviewed the backgrounds of the key personnel servicing the Fund, specifically discussing their strong academia presence and financial industry experience. They considered the sub-adviser’s investment process. The Trustees noted that while the relatively concentrated strategy employed by the sub-adviser may increase the Fund’s volatility, the sub-adviser attempts to mitigate the Fund’s risks through sector diversification and monitoring the liquidity of the smaller capitalization companies in which the Fund invests. With respect to compliance, the Trustees discussed the sub-adviser’s strong internal compliance program that creates customized reports provided to the portfolio management team on a daily basis to review the Fund’s compliance with its investment guidelines and limitations. They further approved of the sub-adviser’s selection of broker-dealers; discussing the qualitative and quantitative factors the sub-adviser considers to ensure best execution. The Trustees discussed the additional investor in the sub-adviser, Lazarus, noting that its investment in the sub-adviser eliminates debt and provides working capital to help the sub-adviser grow its business. While the Trustees discussed Lazarus’ experience in the financial services industry, they noted that the sub-adviser’s organization, investment team, and overall operation will remain unchanged after Lazarus’ investment, and that the additional capital should be a benefit to the sub-adviser.

Performance. The Trustees reviewed the Fund’s returns, noting that the Fund underperformed the S&P 500 and Morningstar category average over the one-year period. However, the Trustees noted that the Fund’s year-to-date performance is significantly stronger, pointing out the Fund’s ranking in the 20th percentile versus the funds in its Morningstar category and providing greater than 3% excess returns versus the S&P 500. The Trustees considered the Fund’s improved performance, believing it shows that the sub-adviser has the potential to add value to the Fund through its securities selection process. The Trustees noted that the sub-adviser appears to be staying true to its strategy and has shown the ability to provide positive absolute and relative returns to its shareholders. The Trustees concluded that that sub-

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adviser should be retained given the Fund’s performance and the additional resources provided by Lazarus.

Fees and Expenses. The Trustees reviewed the Fund’s advisory fee, noting that the Fund pays a total advisory fee of 1.00%, of which 0.30% is paid to the sub-adviser. The Trustees compared the portion of the advisory fee received by the sub-adviser to the fees the sub-adviser receives for providing investment advisory services to its other clients including ETF sub-advised by Athena, noting the range of fees and the average fee for its investment advisory services. The Trustees concluded that the sub-advisory fee paid to the sub-adviser is not unreasonable given the total advisory fee paid by the Fund, the services provided by the sub-adviser and the level of the fee received by the sub-adviser compared to the fees it receives from its other clients.

Profitability. The Trustees reviewed the profitability analysis provided by the sub-adviser and considered whether the anticipated profits to be realized by the sub-adviser represented a fair entrepreneurial profit for the investment advisory services provided to the Fund. The Trustees noted that because the Fund had not yet completed a full year of operations as of the date of the analysis, the sub-adviser used its initial projections for the Fund’s size in determining its estimated profitability. The Trustees discussed the sub-adviser’s profitability considering the current assets in the Fund. After further discussion, and considering the estimated profitability from the services it renders to the Fund, the Trustees concluded that the level of profitability to be realized from the Fund was not excessive.

Economies of Scale. The Trustees considered the size of the Fund, approximately $5.5 million, and the Fund’s short tenure, from May 15, 2015 through present, in determining that the subadviser is not yet benefiting from economies of scale. After further discussion, the Trustees concluded that economies of scale were not likely to be realized during the term of the sub-advisory agreement given the Fund’s anticipated growth and current assets, and that the matter of economies of scale would be revisited when the sub-advisory agreement is up for renewal or if the Fund’s size materially increases.

Conclusion. Having requested and received such information from the sub-adviser as the Trustees believed to be reasonable necessary to evaluate the terms of the sub-advisory agreement, and as assisted by the advice of legal counsel, the Trustees concluded that the sub-advisory fee is reasonable and that approval of the sub-advisory agreement is in the best interest of the Fund and its shareholders.

The Board, including the Independent Trustees, recommends that shareholders of the Fund vote “FOR” approval of the New Agreement.

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OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a diversified series of Northern Lights Fund Trust, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on January 19, 2005. The Trust’s principal executive offices are located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130. The Board supervises the business activities of the Funds. Like other mutual funds, the Funds retain various organizations to perform specialized services. The Fund currently retains Princeton as investment adviser. Northern Lights Distributors, LLC, located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, serves as principal underwriter and distributor of the Funds. Gemini Fund Services, LLC, with principal offices located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 provides the Fund with transfer agent, accounting, compliance and administrative services.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposal to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the proposed New Agreement and at the discretion of the holders of the proxy on any other matter that may come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (i) submitting a duly executed proxy bearing a later date, (ii) submitting a written notice to the President of the Trust revoking the proxy, or (iii) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, there were [____] shares of beneficial interest of the Fund issued and outstanding:

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on Proposal I. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of Proposal I. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (i) 67% or more of the voting shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the Meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the Proposal I, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

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Security Ownership of Management AND Certain Beneficial Owners

[To the best knowledge of the Trust, there were no Trustees or officers of the Trust who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date.]

As of the Record Date, the following shareholders of record owned 5% or more of the outstanding shares of the Fund:

[TO BE PROVIDED IN SUBSEQUENT AMENDMENT]

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval.

[As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Fund as of the Record Date.]

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to James P. Ash, Esq., Secretary, Northern Lights Fund Trust, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788. Shareholder proposals may also be raised from the floor at the Meeting without prior notice to the Trust.

COST OF SOLICITATION

The Board of Trustees is making this solicitation of proxies. The Trust has engaged [ ], a proxy solicitation firm, to assist in the solicitation. The estimated fees anticipated to be paid to [ ] are approximately [$ ]. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by Athena. In addition to solicitation by mail, the Trust will request the insurance companies, banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and Athena will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and Athena may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

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PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at 1-631-470-2600, or write the Trust at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on [MEETING DATE]

A copy of the Notice of Shareholder Meeting, the Proxy Statement, and Proxy Card are available at [WEBSITE].

BY ORDER OF THE BOARD OF TRUSTEES

James P. Ash, Esq., Secretary

Dated: [PROXY DATE]

If you have any questions before you vote, please call our proxy information line at [1-800-814-2879]. Representatives are available Monday through Friday 9 a.m. to 10 p.m., Eastern Time to answer your questions about the proxy material or about how to how to cast your vote. You may also receive a telephone call reminding you to vote your shares. Thank you for your participation in this important initiative.

Please date and sign the enclosed proxy and return it promptly in the enclosed reply envelope, fax YOUR PROXY CARD to THE NUMBER LISTED ON YOUR PROXY CARD.

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Exhibit A

[Attach Form of New Agreement]

A-1

[LOGO]

PROXY CARD

ATHENA VALUE FUND

a series of the Northern Lights Fund Trust

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Jim Colantino, Andrew Rogers and James Ash each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of Northern Lights Fund Trust (the "Trust") to be held at the offices of the Trust's administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on [MEETING DATE], 2016 at [TIME], Eastern time, and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

______________________________ __________
Signature Date

______________________________ __________
Signature (if held jointly) Date

____
Title if a corporation, partnership or other entity

▲FOLD HERE - PLEASE DO NOT TEAR▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet: Log on to **www.proxyonline.us**. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.

2. Touchtone Phone: Simply dial toll-free **"insert Touchtone #"** and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail: Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

Control Number:

"Control Number"

If you would like another copy of the proxy material, they are available at **www.proxyonline.us**. You will need your control number above to log in.

TAGID: "TAG ID" CUSIP: "CUSIP"

PROXY CARD

ATHENA VALUE FUND

a series of the Northern Lights Fund Trust

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND'S BOARD OF TRUSTEES, AND THE PROPOSALS BELOW HAS BEEN PROPOSED BY THE BOARD OF TRUSTEES.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS AND IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: [X]

PROPOSALS:

	FOR	AGAINST	ABSTAIN
1. To approve a new Subadvisory Agreement between Princeton Fund Advisors, LLC and AthenaInvest Advisors LLC, with respect to Athena Value Fund.	☐	☐	☐

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.
PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

YOUR VOTE IS IMPORTANT.
WE URGE YOU TO VOTE PROMPTLY.

"Scanner Bar Code"

824695.2